WARNING

atlantic city
electric
Your life. Plugged in.
HYBRID

Pepco Holdings, Inc

WELLS FARGO CONFERENCE • NEW YORK, NY • DECEMBER 7, 2011
Tony Kamerick
Senior Vice President & Chief Financial Officer

Safe Harbor Statement
Some of the statements contained in today’s presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, and each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby and by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding each reporting company’s intents, beliefs and current expectations. You can generally identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,”
“intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue”, the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more reporting company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the “Risk Factors” section of each reporting company’s annual and quarterly reports filed in
2011, and investors should refer to these risk factor sections. The forward-looking statements contained herein are also qualified in their entirety by reference to, and should be read together with, the following important factors, which are difficult to predict, contain uncertainties, are beyond each reporting company’s control and may cause actual results to differ materially from those contained in forward-looking statements: changes in prevailing governmental policies and regulatory actions affecting the energy industry, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities, and the recovery of purchased power expenses; weather conditions affecting usage and emergency restoration costs; population growth rates and changes in demographic patterns; changes in customer energy demand due to conservation measures and the use of more energy-efficient products; general economic conditions, including the impact of an economic downturn or recession on energy usage; changes in and compliance with environmental and safety laws and policies; changes in tax rates or policies or in rates of inflation; changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; rules and regulations imposed by, and decisions of, Federal and/or state regulatory commissions, PJM, the
North American Electric Reliability Corporation and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that influence each reporting company’s business and profitability; pace of entry into new markets; volatility in customer demand for electricity and natural gas; interest rate fluctuations and the impact of credit and capital market conditions on the ability of a reporting company to obtain funding on favorable terms; and effects of geopolitical events, including the threat of domestic terrorism or cyber attacks. Any forward-looking statements speak only as to the date of this presentation and each reporting company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a reporting company to predict all such factors, nor can any reporting company assess the impact of any such factor on such reporting company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

atlantic city electric
A PHI Company

delmarva power
A PHI Company

pepco
A PHI Company

- Invest in T&D infrastructure

pepco Energy Services

Regulated Utility Operations
Pepco Energy Services

Pepco Holdings, Inc

PHI’s Strategic Focus
• Focused on reliability and operational excellence
• Implement Blueprint for the Future - advanced
 metering infrastructure (AMI), energy efficiency,
 demand response, decoupling
• Achieve reasonable regulatory outcomes
Power Delivery
Pepco Energy Services
• Build profitable market share in the energy
 performance contracting business focused on
 government customers
• Increase earnings contribution from energy services
Operating Income Business Mix
Forecasted 2011-2015
Note: See Safe Harbor Statement at the beginning of today’s presentation.
5 - 10%
90 - 95%

2010 Transmission and Distribution Rate Base by Company

(Millions of Dollars)

Transmission	
Pepco	$ 443
Delmarva	372
Atlantic City	376
Total - Transmission	$ 1,191

Distribution	
Pepco - Electric	$ 2,005
Delmarva - Electric	821
Delmarva - Gas	219
Atlantic City - Electric	844
Total - Distribution	$ 3,889

Total Rate Base $ 5,080

40%
16%
4%
17%
7%
7%
9%

Pepco Holdings Inc

Rate Base Summary
Distribution is 77% and Transmission is 23% of our 2010 year-end rate base
Note: See Safe Harbor Statement at the beginning of today’s presentation.

NJ
17%
MD
26%
DE
13%
DC
21%
FERC
23%

* Based on year-end 2010 rate base.

Pepco Holdings, Inc

Regulatory Environment
Strengths
• Recent distribution rate case decisions have
 generally reflected adherence to key
 ratemaking precedents
• Regulators have been supportive of cost
 recovery for AMI, energy efficiency and
 demand response initiatives
• Regulators have been supportive of
 decoupling efforts in Maryland, the District of
 Columbia and Delaware
• Formula rates in place at FERC
Challenges
• Regulatory lag in distribution business
• Recent lower ROEs in certain distribution
 jurisdictions
• Current focus on improving reliability and
 customer service
Regulatory Diversity, 2010 Rate Base*

Residential 37%
Commercial 47%
Government 10%
Industrial 6%
Customer Diversity, 2010 MWh Sales

Jurisdiction	Status	Forecasted 2011 % Regulated Distribution Revenue
Pepco/Delmarva Power – MD	Implemented June 2007	40%
Pepco – DC	Implemented November 2009	24%
Delmarva Power – DE	Implementation pending final PSC approval; expected in first half of 2012	14%
ACE – NJ	Request deferred	22%

Pepco Holdings, Inc

Decoupling Status
Decoupling provides benefits to both utilities and customers:
• Fosters energy conservation as it aligns the interests of customers and utilities
• Eliminates revenue fluctuations due to weather and changes in customer usage
• Provides for more predictable utility distribution revenues
• Stabilizes the delivery portion of customer bills over time
• More closely aligns cost recovery with the fixed cost nature of the delivery business
78%
64%

Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)

Transmission - Reliability, $545
Transmission - Other, $811
Transmission - MAPP, $205
IT/Other, $358
Distribution - Other, $1,620
Distribution - Reliability, $2,080

5-Year Total: $5,619(2)

Pepco Holdings, Inc

Capital Expenditures - 2012 - 2016 Forecast
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(1)  Assumes Mid-Atlantic Power Pathway (MAPP) in-service date of 2020.
(2) Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.

Focus on Regulatory Lag
• Currently earning less than the allowed return on equity in distribution business
• Recent distribution rate case filings have included the following:
 – Comprehensive discussion of regulatory lag and its negative effects
 – Perspective of investors by addition of a new Company witness
 – Proposals for regulatory lag mitigation measures:
 • Reliability Investment Recovery Mechanisms
 • Fully forecasted test periods
 • Continuance and expansion of Infrastructure Investment Program in NJ
• Distribution rate cases currently pending in DC, NJ, and DE

• Filing Cycle      Status
 – Pepco DC    Pending - Filed July 2011
 – Atlantic City Electric NJ  Pending - Filed August 2011
 – Delmarva Power DE - Electric Pending - Filed December 2011
 – Delmarva Power MD   Filing targeted for December 2011
 – Pepco MD     Filing targeted for December 2011
 – Delmarva Power DE - Gas  Filing targeted for 1Q2013
• Requested distribution rate increases for residential customers with typical usage are expected to range from 1% - 5% of the total bill
• Targeted filing dates may be altered by financial projections and other considerations
• Rate cases will be filed in 2012 if progress to reduce regulatory lag is less than satisfactory in the current cycle of base rate cases
Distribution Rate Cases - The Current Cycle
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Deep Regulatory Competency
• Demonstrated ability to achieve reasonable outcomes
• Demonstrated capability to manage simultaneous cases
• PHI strategy aligns well with states’ energy efficiency objectives and customer interests
• Continued focus on improving reliability, managing costs, and achieving timely recovery and fair regulatory returns
Deep regulatory competency aligns with
transmission and distribution strategy